Exhibit 10.2
ADDENDUM NO. 6 TO
AMENDED AND RESTATED SERVICES AGREEMENT
        This Addendum No. 6 (this “Addendum”) is made and entered into as of the 28 day of January, 2020 (the “Addendum Effective Date”) by and between IHC Health Services, Inc., a Utah non-profit corporation, (“IMH” or sometimes referred to as “Intermountain” or “Intermountain Healthcare”) and R1 RCM Inc., a Delaware corporation, formerly known as Accretive Health, Inc. (“R1”) (each a “Party” and collectively, the “Parties”), pursuant to and subject to that certain Amended and Restated Services Agreement (as amended, referred to herein as the "Services Agreement") dated as of January 23, 2018, by and between the Parties.

        WHEREAS, the Services Agreement was amended by (i) Addendum No. 1 to Amended and Restated Services Agreement, effective as of April 30, 2018, (ii) Addendum No. 2 to Amended and Restated Services Agreement, effective as of June 18, 2018, (iii) Addendum No. 3 to Amended and Restated Services Agreement, effective as of September 27, 2018, (iv) Addendum No. 4 to Amended and Restated Services Agreement, effective as of April 30, 2019, and (v) Addendum No. 5 to Amended and Restated Services Agreement, effective as of December 31, 2019.

        NOW THEREFORE, in consideration of the premises and mutual consents set forth below, the Parties hereby agree as follows:

1.Purpose.
This Addendum adjusts the Lower Bounds for each of the Metrics in accordance with Exhibit 11.1-B-1. When signed by both Parties, this Addendum shall be attached to, and deemed a part of, the Services Agreement. All other terms and conditions of the Services Agreement shall remain in full force and effect.
2. Lower Bounds for Contract Years 2020-2021.
2.1 IMH Facilities. The Parties agree that the Lower Bounds for each Metric for the IMH Facilities for [*****], each as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be as set forth in the table below.

	Metric	Weighting for [*****]	Lower Bound for [*****]	Upper Bound for [*****]
1	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]

2.2 IMH Providers. The Parties agree that the Lower Bounds for each Metric for the IMH Providers for [*****], each as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be as set forth in the table below.

	Metric	Weighting for [*****]	Lower Bound for [*****]	Upper Bound for [*****]
1	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]
4	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]

2.3 IMH Homecare. The Parties agree that the Lower Bounds for each Metric for IMH Homecare for [*****], each as determined in accordance with Exhibit 11.1-B to the Services Agreement, shall be as set forth in the table below.

	Metric	Weighting for [*****]	Lower Bound for [*****]	Upper Bound for [*****]
1	[*****]	[*****]	[*****]	[*****]
2	[*****]	[*****]	[*****]	[*****]
3	[*****]	[*****]	[*****]	[*****]
4	[*****]	[*****]	[*****]	[*****]
5	[*****]	[*****]	[*****]	[*****]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3. Counterparts.
This Addendum may be executed in several counterparts, all of which taken together will constitute one single agreement between the Parties.

SIGNATURE PAGE FOLLOWS

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[*****] Text omitted for confidential treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by their respective duly authorized representatives as of the Addendum Effective Date.

IHC Health Services, Inc. By: /s/ Todd E. Craghead Name: Todd E. Craghead Title: VP Revenue Cycle	R1 RCM Inc. By: /s/ John Sparby Name: John Sparby Title: EVP Customer Operations, R1 RCM

SIGNATURE PAGE TO ADDENDUM 5 TO AMENDED AND RESTATED SERVICES AGREEMENT